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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): April 8, 2002




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


         DELAWARE                     1-4300                   41-0747868
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    of Incorporation)               File Number)          Identification Number)


                              ONE POST OAK CENTRAL
                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 5.  OTHER EVENTS

On June 26, 1998, Apache filed a Registration Statement on Form S-3 (Registration No. 333-57785) with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement was declared effective by the SEC on July 6, 1998, and covers debt securities and other securities of Apache for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed US $500 million. The Registration Statement contains further information concerning the terms and offering of the debt securities. Apache will issue the debt securities under an indenture dated February 15, 1996 (the "Indenture"), as amended and supplemented by that certain First Supplemental Indenture dated as of November 5, 1996 (the "Supplemental Indenture"), between Apache and JP Morgan Chase Bank, formerly known as The Chase Manhattan Bank, as trustee.

On or about April 8, 2002, and under a Terms Agreement dated April 8, 2002 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and among Apache and Banc of America Securities LLC, JP Morgan Securities Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., RBC Dominion Securities Corporation, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., First Union Securities, Inc., Scotia Capital (USA) Inc., SG Cowen Securities Corporation and TD Securities
(USA) Inc. (the "Underwriters"), Apache will issue to the Underwriters, for offering to the public, US $400 million principal amount of 6 1/4% Notes due 2012 (the "Notes") under the Indenture, as supplemented by the Supplemental Indenture, pursuant to the Prospectus Supplement, dated April 8, 2002, to the Prospectus, dated July 6, 1998. Apache will issue the notes in the form of a global note. The Underwriting Agreement, the Indenture, the Supplemental Indenture, the form of the notes, a Statement of Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends and the Prospectus Supplement are listed under Item 7 as Exhibits
1.1, 4.1, 4.2, 4.3, 12.1 and 99.1, respectively, and are incorporated herein by reference.

Apache's press release, dated April 8, 2002 and related to the notes, is listed under Item 7 as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


 EXHIBIT NO.      DESCRIPTION
 -----------      -----------
   *1.1           Terms Agreement, dated April 8, 2002, and the Underwriting
                  Agreement Basic Terms, between Apache and the Underwriters.

   *4.1           Indenture dated February 15, 1996, by and between Apache and
                  JP Morgan Chase Bank, formerly known as The Chase Manhattan
                  Bank, as trustee.

   *4.2 First Supplemental Indenture dated as of November 5, 1996 by and between Apache and JP Morgan Chase Bank, formerly known as The Chase Manhattan Bank, as trustee.

   *4.3           Form of 6 1/4% Notes due 2012.

  *12.1           Statement of Computation of Ratios of Earnings to Fixed
                  Charges and Combined Fixed Charges and Preferred Stock
                  Dividends.

   99.1 Prospectus Supplement, dated April 8, 2002, to the Prospectus, dated July 6, 1998 (incorporated by reference to filing under Rule 424(b) made April 10, 2002 and relating to Registration
                  Statement on Form S-3, Registration No. 333-57785).

  *99.2 Press Release, dated April 8, 2002, "Apache Sells $400 Million of 10-Year Notes Yielding 6.347 Percent".

-----------
  * filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APACHE CORPORATION


Date: April 11, 2002                   /s/ Z. S. KOBIASHVILI
                                       -----------------------------------------
                                       Z. S. Kobiashvili
                                       Senior Vice President and General Counsel

                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
-----------       -----------
   *1.1           Terms Agreement, dated April 8, 2002, and the Underwriting
                  Agreement Basic Terms, between Apache and the Underwriters.

   *4.1           Indenture dated February 15, 1996, by and between Apache and
                  JP Morgan Chase Bank, formerly known as The Chase Manhattan
                  Bank, as trustee.

   *4.2 First Supplemental Indenture dated as of November 5, 1996 by and between Apache and JP Morgan Chase Bank, formerly known as The Chase Manhattan Bank, as trustee.

   *4.3           Form of 6 1/4% Notes due 2012.

  *12.1           Statement of Computation of Ratios of Earnings to Fixed
                  Charges and Combined Fixed Charges and Preferred Stock
                  Dividends.

   99.1 Prospectus Supplement, dated April 8, 2002, to the Prospectus, dated July 6, 1998 (incorporated by reference to filing under Rule 424(b) made April 10, 2002 and relating to Registration
                  Statement on Form S-3, Registration No. 333-57785).

  *99.2 Press Release, dated April 8, 2002, "Apache Sells $400 Million of 10-Year Notes Yielding 6.347 Percent".

-----------
  * filed herewith